                                                                   Exhibit 10.25


                       AMENDMENT TO FORBEARANCE AGREEMENT

     THIS AMENDMENT TO FORBEARANCE AGREEMENT (this "Amendment"), dated as of October 18, 2002, is entered into by and among ADVANCED GLASSFIBER YARNS, LLC, a Delaware limited liability company ("Borrower"), the subsidiaries of Borrower signatory hereto as guarantors ("Guarantors"), the Required Lenders signatory hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank, a national banking association), in its capacity as Administrative Agent for the Lenders ("Agent").

                                    RECITALS:

     WHEREAS, Borrower, certain Domestic Subsidiaries (as defined therein) of Borrower signatory thereto, the Lenders (as defined therein) signatory thereto, and Agent are parties to that certain Credit Agreement dated as of September 30, 1998; as amended by that certain Syndication Amendment and Assignment dated as of November 24, 1998, that certain Second Amendment to Credit Agreement dated as of December 16, 1999, that certain Third Amendment to Credit Agreement and Waiver dated as of December 14, 2001, that certain Fourth Amendment to Credit Agreement and Forbearance Agreement dated as of June 28, 2002, that certain Fifth Amendment to Credit Agreement and Forbearance Agreement dated as of August 13, 2002, and that certain Sixth Amendment to Credit Agreement and Forbearance Agreement (the "Forbearance Agreement") dated as of September 27, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), various Security Documents (as defined therein), and other instruments executed in connection therewith (together with the Credit Agreement and Security Documents, collectively referred to hereinafter as the "Loan Documents," and each as an individual "Loan Document") (capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Credit Agreement); and

     WHEREAS, Borrower continues to be in default under the Covenant Defaults (as defined and more fully set forth in the Forbearance Agreement); and

     WHEREAS, Agent and Required Lenders are willing to continue to forbear from enforcing their rights arising because of the Covenant Defaults and other defaults specified in the Forbearance Agreement until the Termination Date (as defined therein) on the terms and conditions specified in this Amendment; and

     WHEREAS, Agent and Required Lenders have agreed to the amendments to the Forbearance Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENT TO FORBEARANCE AGREEMENT

     Section 5 of the Forbearance Agreement, "Covenants and Agreements" is hereby modified and amended by deleting subsection 5.4 in its entirety and substituting the following therefore:

          "5.4 Borrower shall deliver to Agent and the Steering Committee on or before October 28, 2002, (a) a revised budget (the "DIP Budget") with respect to the proposed debtor-in-possession credit facility, and (b) a revised rolling 6-week and 13-week cash flow projection reflecting any changes required by any DIP Budget."

                    SECTION 2. REPRESENTATIONS AND WARRANTIES

     In consideration of the limited agreement of Agent and Lenders to amend the Forbearance Agreement and continue to forbear from the exercise of their rights and remedies as set forth therein, Borrower and each Guarantor hereby represent and warrant in favor of Agent and each Lender as follows:

     2.1 Borrower and each Guarantor have the corporate or limited liability power and authority (a) to enter into this Amendment, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them, respectively;

     2.2 This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms;

     2.3 The execution and delivery of this Amendment and performance by Borrower and each Guarantor does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower or any Guarantor that has not already been obtained, nor contravene or conflict with the formation, charter or organizational documents of Borrower or any Guarantor, or the provisions of any statute, judgment or order to which Borrower or any Guarantor is a party or by which any of their respective properties are or may become bound;

     2.4 As of the Amendment Effective Date (defined in Section 3.1 below), and after giving effect to this Amendment (a) except as specified in the Forbearance Agreement, no Default or Event of Default exists under the Credit Agreement or the Forbearance Agreement, and (b) except as set forth on Exhibit A to the Forbearance Agreement, each representation and warranty set forth in Article 3 of the Credit Agreement and Section 4 of the Forbearance Agreement is true and correct; and

     2.5 All Loan Documents to which Borrower and each Guarantor are a party, including without limitation, the Credit Agreement and the Forbearance Agreement, constitute valid and legally binding obligations of Borrower and each Guarantor enforceable against Borrower and such Guarantor in accordance with the terms thereof.

                            SECTION 3. MISCELLANEOUS

     3.1 CONDITIONS PRECEDENT AND EFFECTIVE DATE. This Amendment shall become effective and be deemed effective upon Agent's receipt of each of the following (such date being the "Amendment Effective Date"):

          (a) A counterpart of this Amendment duly executed by Borrower, each Guarantor, and the Required Lenders; and

          (b) Such other documents executed by Borrower, or as applicable, any Guarantor, as Agent and Lenders may reasonably require.

     3.2 EXPENSES. Borrower shall reimburse Agent, upon demand, for all fees, costs and expenses (including, but not limited to, reasonable attorneys' and consultants' fees, costs and expenses) incurred by Agent in connection with this Amendment including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Amendment and the other Loan Documents.

     3.3 NO OTHER AMENDMENTS. Except for the amendment set forth above, the text of the Forbearance Agreement, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder. Borrower has no knowledge of any challenge to Agent's and Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

     3.4 DEFAULT WAIVER. Failure at any time or times hereafter on the part of Agent or any Lender, to require strict performance by Borrower and each Guarantor with any provision or term of this Amendment shall not waive, affect or diminish any right, power or remedy of Agent and the Lenders under the Credit Agreement, the Forbearance Agreement and all other Loan Documents, nor shall it constitute a waiver of the right of Agent or the Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent or the Lenders of a Default or Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

     3.5 SECTION TITLES. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

     3.6 WAIVER BY AGENT AND LENDERS. No course of dealing between Borrower, any Guarantor, Agent or any Lender and no delay or omission by Agent or any Lender in exercising any right or remedy under the Credit Agreement, the Forbearance Agreement or the other Loan Documents or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Agent and Lenders are cumulative.

     3.7 APPLICABLE LAW. THIS AMENDMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THAT MAY CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     3.8 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be equally effective as a manually delivered executed counterpart hereof.

     3.9 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Forbearance Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Forbearance Agreement, and each reference in the other Loan Documents to "the Forbearance Agreement", "the Sixth Amendment to Credit Agreement and Forbearance Agreement", "the Sixth Amendment", "thereunder", "thereof" or words of like import referring to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended hereby.

     3.10 LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes under the Forbearance Agreement and a Credit Document (as such term is defined in the Credit Agreement) for all purposes.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER:                       ADVANCED GLASSFIBER YARNS,
                                LLC, a Delaware limited liability company


                                By:    /s/ Catherine Cuisson
                                       -----------------------------------------
                                Name:  Catherine Cuisson
                                       -----------------------------------------
                                Title: Vice President and CFO
                                       -----------------------------------------

GUARANTORS:                     AGY CAPITAL CORP., a Delaware corporation


                                By:    /s/ Catherine Cuisson
                                       -----------------------------------------
                                Name:  Catherine Cuisson
                                       -----------------------------------------
                                Title: Vice President and CFO
                                       -----------------------------------------


AGENT AND LENDERS:              WACHOVIA BANK, NATIONAL ASSOCIATION
                                (f/k/a First Union National Bank, a national banking association), as Agent and a Lender


                                By:    /s/ Reginald T. Dawson
                                       -----------------------------------------
                                Name:  Reginald T. Dawson
                                       -----------------------------------------
                                Title: Director
                                       -----------------------------------------

                                NATEXIS BANQUES POPULAIRES, as a Lender


                                By:    /s/ Pieter J. van Tolder
                                       -----------------------------------------
                                Name:  Pieter J. van Tolder
                                       -----------------------------------------
                                Title: President and Manager Multinational Group
                                       -----------------------------------------

                                NATEXIS BANQUES POPULAIRES, as a Lender


                                By:    /s/ Christine Dirringer
                                       ---------------------------
                                Name:  Christine Dirringer
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------


                                CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                                By:    ___________________________

                                Name:  ___________________________

                                Title: ___________________________


                                SOCIETE GENERALE, as a Lender


                                By:    /s/ Marc J. Pouget
                                       ---------------------------
                                Name:  Marc J. Pouget
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------


                                ENDURANCE CLO I, LTD., as a Lender


                                By:  ING Capital Advisors LLC, as Collateral
                                Manager


                                By:    ___________________________

                                Name:  ___________________________

                                Title: ___________________________

                                SEQUILS-ING I (HBDGM), LTD. as a Lender


                                By:  ING Capital Advisors LLC, as Collateral
                                Manager

                                By:    ___________________________

                                Name:  ___________________________

                                Title: ___________________________



                                ARCHIMEDES FUNDING III, LTD., as a Lender

                                By:  ING Capital Advisors LLC, as Collateral
                                Manager


                                By:    ___________________________

                                Name:  ___________________________

                                Title: ___________________________


                                ELC (CAYMAN) LTD. 1999-III, as a Lender


                                By:    /s/  Steven J. Katz
                                       ----------------------------
                                Name:  Steven J. Katz
                                       ----------------------------
                                Title: Counsel
                                       ----------------------------

                                ELC (CAYMAN) LTD., as a Lender


                                By:    /s/  Steven J. Katz
                                       ----------------------------
                                Name:  Steven J. Katz
                                       ----------------------------
                                Title: Counsel
                                       ----------------------------

                                ELC (CAYMAN) LTD. 2000-I, as a Lender

                                By:    /s/  Steven J. Katz
                                       ----------------------------
                                Name:  Steven J. Katz
                                       ----------------------------
                                Title: Counsel
                                       ----------------------------

                                ERSTE BANK NEW YORK BRANCH, as a Lender



                                By:    /s/  Paul Judicke
                                       ----------------------------
                                Name:  Paul Judicke
                                       ----------------------------
                                Title: Vice President
                                       ----------------------------


                                By:    /s/  John S. Runnion
                                       ----------------------------
                                Name:  John S. Runnion
                                       ----------------------------
                                Title: Managing Director
                                       ----------------------------

                                THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                By:    /s/  W.B. Stoebig
                                       ----------------------------
                                Name:  W.B. Stoebig
                                       ----------------------------
                                Title: Vice President - Credit
                                       ----------------------------


                                TORONTO DOMINION (NEW YORK), INC., as a Lender

                                By:    /s/  Stacey Malek
                                       ----------------------------
                                Name:  Stacey Malek
                                       ----------------------------
                                Title: Vice President
                                       ----------------------------

                                SANKATY HIGH YIELD PARTNERS II, L.P., as a
                                Lender


                                By:    /s/  Diane J. Exter
                                       ----------------------------
                                Name:  Diane J. Exter
                                       ----------------------------
                                Title: Managing Director
                                       ----------------------------


                                SANKATY HIGH YIELD PARTNERS III, L.P., as a
                                Lender


                                By:    /s/  Diane J. Exter
                                       ----------------------------
                                Name:  Diane J. Exter
                                       ----------------------------
                                Title: Managing Director
                                       ----------------------------


                                ABN AMRO BANK N.V., as a Lender


                                By:    /s/  William J. Teresky, Jr.
                                       ----------------------------
                                Name:  William J. Teresky, Jr.
                                       ----------------------------
                                Title: Group Vice President
                                       ----------------------------


                                By:    /s/  Bryan J. Matthews
                                       ----------------------------
                                Name:  Bryan J. Matthews
                                       ----------------------------
                                Title: Corporate Banking Officer
                                       ----------------------------

                            ALLIANCE CAPITAL MANAGEMENT L.P., as Manager on behalf of Alliance Capital Funding, LLC, as Assignee


                            By: ALLIANCE CAPITAL MANAGEMENT CORPORATION, general partner of Alliance Capital Management L.P.

                            By:    ______________________________

                            Name:  ______________________________

                            Title: ______________________________



                            CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender


                            By:    /s/  Eric Longuet
                                   ------------------------------
                            Name:  Eric Longuet
                                   ------------------------------
                            Title: Vice President
                                   ------------------------------


                            By:    /s/  Eric Dulot
                                   ------------------------------
                            Name:  Eric Dulot
                                   ------------------------------
                            Title: Vice President
                                   ------------------------------


                            PB CAPITAL CORPORATION, as a Lender


                            By:    /s/  Dana L. McDougall
                                   ------------------------------
                            Name:  Dana L. McDougall
                                   ------------------------------
                            Title: Vice President
                                   ------------------------------


                            By:    /s/  Evon Contos
                                   ------------------------------
                            Name:  Evon Contos
                                   ------------------------------
                            Title: Managing Director
                                   ------------------------------

                                   SUNTRUST BANK, as a Lender


                                   By:    ______________________________

                                   Name:  ______________________________

                                   Title: ______________________________


                                   MORGAN STANLEY PRIME INCOME TRUST, as a
                                   Lender


                                   By:    ______________________________

                                   Name:  ______________________________

                                   Title: ______________________________



                                   FIRSTRUST BANK, as a Lender


                                   By:    /s/  Kent Nelson
                                          ------------------------------
                                   Name:  Kent Nelson
                                          ------------------------------
                                   Title: Senior Vice President
                                          ------------------------------


                                   SENIOR DEBT PORTFOLIO, as a Lender

                                   By: Boston Management and Research as
                                   Investment Advisor

                                   By:    /s/  Scott H. Page
                                          ------------------------------
                                   Name:  Scott H. Page
                                          ------------------------------
                                   Title: Vice President
                                          ------------------------------

                                     EATON VANCE SENIOR INCOME TRUST, as a
                                     Lender

                                     By: Eaton Vance Management as Investment
                                     Advisor


                                     By:    /s/  Scott H. Page
                                            -------------------------------
                                     Name:  Scott H. Page
                                            -------------------------------
                                     Title: Vice President
                                            -------------------------------


                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

                                     By: Eaton Vance Management as Investment
                                     Advisor


                                     By:    /s/  Payson F. Swaffield
                                            -------------------------------
                                     Name:  Payson F. Swaffield
                                            -------------------------------
                                     Title: Vice President
                                            -------------------------------


                                     OXFORD STRATEGIC INCOME FUND, as a Lender

                                     By: Eaton Vance Management as Investment
                                     Advisor


                                     By:    /s/  Scott H. Page
                                            -------------------------------
                                     Name:  Scott H. Page
                                            -------------------------------
                                     Title: Vice President
                                            -------------------------------

                                  EATON VANCE CDO III, LTD., as a Lender

                                  By: Eaton Vance Management as Investment
                                  Advisor


                                  By:    /s/  Scott H. Page
                                         ----------------------------------
                                  Name:  Scott H. Page
                                         ----------------------------------
                                  Title: Vice President
                                         ----------------------------------

                                  GRAYSON & CO., as a Lender

                                  By: Boston Management and Research as
                                  Investment Advisor

                                  By:    /s/  Scott H. Page
                                         ----------------------------------
                                  Name:  Scott H. Page
                                         ----------------------------------
                                  Title: Vice President
                                         ----------------------------------

                                  SOMERS CDO, LIMITED, as a Lender

                                  By: David L. Babson and Company
                                  Incorporated, under delegated authority from
                                  Massachusetts Mutual Life Insurance
                                  Company, its Collateral Manager


                                  By:    /s/  Steven J. Katz
                                         ----------------------------------
                                  Name:  Steven J. Katz
                                         ----------------------------------
                                  Title: Counsel
                                         ----------------------------------

                             MASSMUTUAL HIGH YIELD PARTNERS II, LLC, as a
                             Lender

                             By: HYP Management Inc., as Managing Partner


                             By:    /s/
                                    -----------------------------------
                             Name:  ___________________________________

                             Title: Vice President
                                    -----------------------------------


                             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

                             By: David L. Babson and Company
                             Incorporated, under delegated authority from
                             Massachusetts Mutual Life Insurance
                             Company, its Collateral Manager


                             By:    /s/  Steven J. Katz
                                    -----------------------------------
                             Name:  Steven J. Katz
                                    -----------------------------------
                             Title: Counsel
                                    -----------------------------------


                             KZH ING-1 LLC, as a Lender


                             By:    ___________________________________

                             Name:  ___________________________________

                             Title: ___________________________________


                             KZH ING-2 LLC, as a Lender


                             By:    /s/  Joyce Fraser Bryant
                                    -----------------------------------
                             Name:  Joyce Fraser Bryant
                                    -----------------------------------
                             Title: Authorized Agent
                                    -----------------------------------

                                     KZH ING-3 LLC, as a Lender


                                     By:    /s/  Joyce Fraser Bryant
                                            ---------------------------------
                                     Name:  Joyce Fraser Bryant
                                            ---------------------------------
                                     Title: Authorized Agent
                                            ---------------------------------


                                     BANK OF AMERICA, N.A., as a Lender


                                     By:    _________________________________

                                     Name:  _________________________________

                                     Title: _________________________________




                                     PUTNAM HIGH YIELD TRUST, as a Lender


                                     By:    _________________________________

                                     Name:  _________________________________

                                     Title: _________________________________




                                     CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender


                                     By:    _________________________________

                                     Name:  _________________________________

                                     Title: _________________________________